Exhibit 99.1

Press Release

PRIMO BRANDS CORPORATION ANNOUNCES SUCCESSFUL COMPLETION OF MERGER OF PRIMO WATER AND BLUETRITON BRANDS

Company will trade on the NYSE under the symbol “PRMB” on November 11, 2024

Declares Quarterly Dividend

TAMPA, Fla. and STAMFORD, Conn., November 8, 2024 – Primo Brands Corporation (NYSE: PRMB) (“Primo Brands” or the “Company”) today announced the successful completion of the merger (the “Transaction”) of Primo Water Corporation (“Primo Water”) and an affiliate of BlueTriton Brands, Inc. (“BlueTriton”), creating Primo Brands, a leading branded beverage company in North America with a focus on healthy hydration.

“I am honored to lead our combined company and our team of world-class associates,” said Robbert Rietbroek, Chief Executive Officer of Primo Brands. “Together, we are forming a differentiated leader in branded beverages. With a highly competitive portfolio of brands, a variety of formats and offerings across price points, a vertically integrated, coast-to-coast manufacturing and distribution network across North America, we believe Primo Brands is strategically positioned to accelerate growth, deliver superior products and services for our customers and consumers, and be a best-in-class U.S. beverage company.”

“Primo Brands has an iconic brand portfolio, including billion-dollar, widely recognized brands such as Poland Spring® and Pure Life®, high-growth premium brands like Saratoga® and Mountain Valley®, and other valuable brands with significant growth potential,” continued Mr. Rietbroek. “Our goal is to drive sustainable, long-term shareholder value creation as we capture transformative operational efficiencies, achieve our synergy goals, and deliver strong financial results. I want to thank our talented teams for their dedication and hard work in building strong momentum.”

“I believe Primo Brands is positioned to be a leader in the healthy hydration beverage category, thanks to the strength of its iconic, sustainably-sourced brands, robust operations and extensive North American network, and its responsible operation of numerous springs across the country,” said Dean Metropoulos, Non-Executive Chairman of the Board of Directors of Primo Brands. “We have a clear strategy to accelerate growth driven by the strong demand for branded beverages and healthy hydration that continues to expand across all high-growth channels, including retail, clubs, restaurants, hospitality, convenience stores, hospitals, schools, offices and more. Importantly, we also continue to strengthen Primo Brands’ commitment to sustainability, including through our increasingly environmentally friendly delivery fleet, circular packaging efforts and water stewardship.”

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“Primo Brands has an exciting future ahead with premier, trusted brands that have a rich American heritage, six of which are more than 100 years old and four that date back to the 1800s, diverse assets and operations, a strong commitment to protecting our environment and communities, and highly engaged associates focused on execution,” continued Mr. Metropoulos. “Driving Primo and its differentiated advantages is a highly entrepreneurial and motivated executive team and Board of Directors that foster a positive and rewarding work environment for all of the Company’s associates and operate with a highly efficient performance culture. We believe the continued consistent multi-year growth across the combined company’s portfolio, together with attractive margins, will continue to drive Primo Brands’ value into the future.”

Shares of Class A common stock of Primo Brands are expected to begin trading on the New York Stock Exchange on Monday, November 11, 2024, under the ticker symbol “PRMB”’.

MANAGEMENT AND GOVERNANCE

As previously announced, Robbert Rietbroek will serve as Chief Executive Officer, David Hass will serve as Chief Financial Officer and Robert Austin will serve as Chief Operating Officer of Primo Brands.

Primo Brands’ Board of Directors is comprised of the following 14 directors: Dean Metropoulos (Non-Executive Chairman of the Board), Kurtis Barker, Britta Bomhard, Susan Cates, Michael Cramer, Eric Foss, Jerry Fowden, Tony Lee, Billy Prim, Kimberly Reed, Robbert Rietbroek, Joseph Rosenberg, Allison Spector and Steven Stanbrook.

Primo Brands will maintain dual headquarters in Tampa, FL and Stamford, CT.

QUARTERLY DIVIDEND

The Board of Directors of Primo Brands today declared a quarterly dividend of $0.09 per share on the outstanding Class A common stock and Class B common stock of the Company. The dividend is payable to shareholders of record as of the close of business on November 22, 2024, and will be paid on December 5, 2024.

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ABOUT PRIMO BRANDS

Primo Brands is a leading North American branded beverage company with a focus on healthy hydration, delivering sustainably and domestically sourced diversified offerings across products, formats, channels, price points and consumer occasions, distributed in every state and Canada.

Primo Brands has an extensive portfolio of highly recognizable, sustainably sourced and responsibly packaged branded beverages distributed across more than 150,000 retail outlets, including established billion-dollar brands, Poland Spring® and Pure Life®, premium brands like Saratoga® and Mountain Valley®, regional leaders such as Arrowhead®, Deer Park®, Ice Mountain® Ozarka® and Zephyrhills®, purified brands, Primo Water® and Sparkletts®, and flavored brand, Splash®. These brands are sold directly across retail channels, including mass food, convenience, natural, drug, wholesale, distributors and home improvement, as well as food service accounts in North America. The Company also has extensive direct-to-consumer offerings with its industry-leading line-up of innovative water dispensers, which create consumer connectivity through recurring water purchases across Water Direct, Water Exchange and Water Refill. Through its Water Direct business, Primo Brands delivers sustainable hydration solutions direct to home and business consumers. Through its Water Exchange business, consumers can visit approximately 26,500 retail locations and purchase a pre-filled, multi-use bottle of water that can be exchanged after use for a discount on the next purchase. Through its Water Refill business, consumers have the option to refill empty multi-use bottles at approximately 23,500 self-service refill drinking water stations. Primo Brands also offers water filtration units for home and business consumers across North America.

Primo Brands is a leader in reusable packaging, helping to reduce waste through its reusable, multi-serve bottles and innovative brand packaging portfolio, which includes recycled plastic, aluminum and glass. Primo Brands sources from numerous springs and manages water resources for long-term sustainability, helping to protect more than 27,000 acres of watershed and wetlands area owned by the Company for preservation and to help assure a steady supply of clean, safe drinking water. The Company is proud to partner with the International Bottled Water Association (“IBWA”) in North America, which supports strict adherence to safety, quality, sanitation and regulatory standards for the benefit of consumer protection. We believe in fostering a respectful culture that values our associates and key stakeholders, and we are deeply invested in quality hydration, our communities, and the sustainability of our packaging and water sources for generations to come. Primo Brands will continue Primo Water and BlueTriton’s strong support for American communities during natural disasters, in dealing with local and regional hydration quality issues and in connection with many other local community challenges.

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Primo Brands employs more than 11,000 associates with dual headquarters in Tampa, FL, and Stamford, CT, and has more than 50 production facilities and more than 200 depots for efficient delivery to customers and consumers across North America.

For more information, visit www.primobrands.com.

Early Warning Reporting

As a result of the Transaction, Primo Water and Triton Water Intermediate, Inc., a wholly-owned subsidiary of BlueTriton, became wholly-owned subsidiaries of the Company. In connection with the Transaction, the Company has filed an early warning report in respect of Primo Water under Primo Water’s profile on SEDAR+. A copy of the early warning report can also be obtained by contacting Jon Kathol at investorrelations@primobrands.com. The address of the Company is 1150 Assembly Drive, Suite 800 Tampa, Florida 33607 and the address of Primo Water is 1150 Assembly Drive, Suite 800 Tampa, Florida 33607.

Cautionary Note Regarding Forward-Looking Information

This press release contains forward-looking statements and forward-looking information within the meaning of applicable securities legislation, including Section 27A of the U.S. Securities Act of 1933 and Section 21E of the U.S. Securities Exchange Act of 1934, conveying management’s expectations as to the future based on plans, estimates and projections at the time of such statements. Forward-looking statements involve inherent risks and uncertainties and several important factors could cause actual results to differ materially from those contained in any such forward-looking statement. You can identify forward-looking statements by words such as “may,” “will,” “would,” “should,” “could,” “expect,” “aim,” “anticipate,” “believe,” “estimate,” “intend,” “plan,” “predict,” “project,” “seek,” “potential,” “opportunities,” and other similar expressions and the negatives of such expressions. However, not all forward-looking statements contain these words. The forward-looking statements contained in this press release include, but are not limited to, statements regarding the estimated or anticipated future results of the Company following the Transaction, the anticipated benefits of the Transaction, the listing and trading of Primo Brands on the NYSE, the payment of the Company’s quarterly dividend, and other statements that are not historical facts. The forward-looking statements are based on Primo Brands’ current expectations, plans and estimates. Primo Brands believes these assumptions to be reasonable, but there is no assurance that they will prove to be accurate.

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Factors that could cause actual results to differ materially from those described in this press release include, among others: (i) risks relating to the integration of Primo Water and BlueTriton’s operations, products and employees into Primo Brands and the possibility that the estimated synergies and other benefits of the Transaction will not be realized or that they will not be realized within the expected timeframe, (ii) risks relating to the combined business of Primo Brands and the industries in which it operates following the Transaction, (iii) the risk of any litigation relating to the Transaction, (iv) the risk that the Transaction could have an adverse effect on the ability of Primo Brands to retain and hire key personnel, and (v) potential adverse reactions or changes to business relationships resulting from the completion of the Transaction.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the management information circular and proxy statement on Schedule 14A filed by Primo Water on October 7, 2024 and other documents filed by Primo Brands from time to time with the U.S. Securities and Exchange Commission. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. Primo Brands does not undertake to update or revise any of these statements considering new information or future events, except as expressly required by applicable law.

Website: www.primobrands.com

CONTACTS:

Jon Kathol

Vice President, Investor Relations

(813) 544-8515

investorrelations@primobrands.com

Carrie Ratner

Chief Communications Officer

communications@primobrands.com

Tanner Kaufman / Stephanie Randall

FTI Consulting

tanner.kaufman@fticonsulting.com / stephanie.randall@fticonsulting.com